Catalyst MLP & Infrastructure Fund (the “Fund”)
CLASS A: MLXAX CLASS C: MLXCX CLASS I: MLXIX

March 13, 2020

The information in this Supplement provides new information beyond that contained in the currently effective Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2019, as supplemented January 24, 2020. It should be retained and read in conjunction with that Prospectus, Summary Prospectus and SAI.

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REVERSE SHARE SPLIT

On March 25, 2020, the Fund will implement a 5:1 reverse share split (“Reverse-Split”) of the issued and outstanding Class A, Class C and Class I shares of the Fund. As a result, although the value of the shares you own will not change, the number of shares you own will decrease. For example, if you currently own 5 shares of the Fund, after the completion of the Reverse-Split, you will own 1 share of the Fund. Shareholders of record at the close of business on March 25, 2020, will participate in the Reverse-Split, and the adjusted net asset value of your shares will be calculated as of that date. The Fund will complete the Reverse-Split after the close of the securities markets on March 25, 2020.

Shares of the Fund will be offered, sold, and redeemed on a Reverse-Split-adjusted basis beginning March 25, 2020. The total dollar value of your investment in the Fund will not change. The Reverse-Split is not anticipated to be a taxable event, nor will it have an impact on the Fund’s holdings or its performance. Because the Fund pays distributions on a per share basis and the number of shares of each Class will be reduced, the dollar amount of the distributions will not change as a result of the Reverse-Split, but dividends or other distributions will be adjusted in the same proportion.

The Value of Your Investment Remains the Same

There will be no change in the aggregate dollar value of your investment as a result of the Reverse-Split, and you will continue to own the same percentage (by value) of the Fund’s outstanding shares immediately following the Reverse-Split as you did immediately prior to the Reverse-Split, as illustrated in the hypothetical example below (which assumes a 5 to 1 Reverse-Split).

Hypothetical Example	Pre-Reverse-Split	Post-Reverse-Split
Number of shares owned	1,000	200
NAV	$10	$50
Total investment value	$10,000	$10,000

Your next account statement after the Reverse-Split is completed on March 25, 2020, will detail specific information based on your Fund holdings. A list of frequently asked questions is available on the Fund’s website at https://catalystmf.com/literature-and-forms/. Also, the Fund is available to answer any questions you may have regarding this transaction. Please call the Fund at 1-866-447-4228.

Additional information about the Fund’s distributions can be found at  https://catalystmf.com/funds/catalyst-mlp-infrastructure-fund/

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information, each dated November 1, 2019, as supplemented January 24, 2020, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.

Frequently Asked Questions Regarding Reverse Share Splits

What is a reverse share split?

A reverse share split increases the price per share and proportionately reduces the number of Fund shares outstanding. A reverse share split does not change the total value of an investor’s investment. For example, in a ten-for-one reverse share split, every ten shares held by a shareholder before the reverse share split will result in the receipt of one share after the reverse share split. This one share will be priced ten times higher than the net asset value of a share pre-reverse share split.

What will be the effect on my account value?

Reverse share splits will not change the total value of your investment in the Fund.

At the time of a reverse share split, the number of shares you hold in the affected share class will be decreased but the net asset value per share will be increased proportionately. The total dollar value of your investment will remain the same.

Will the reverse share split have a negative impact on the Fund’s performance?

The performance of the Fund is based on the Fund’s portfolio holdings. The reverse share split will have no impact on the Fund’s holdings or its portfolio performance.

Will the ticker symbols or CUSIP numbers change?

No. Neither the ticker symbols nor the CUSIP numbers of the share classes undergoing a reverse share split will change.

What are the tax consequences of the reverse share splits?

Reverse share splits will not be taxable events.